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                     AMENDED AND RESTATED PROMISSORY NOTE
                     ------------------------------------


$666,204                                                         May 30, 1996


     FOR VALUE RECEIVED, the undersigned, G. Drew Conway, an individual residing at 76 Chesterton Road, Wellesley, Massachusetts 02181, hereby promises to pay to the order of The Registry, Inc., a Massachusetts corporation, upon demand but in any event no later than the closing of the initial public offering of 2,200,000 shares of common stock of The Registry, Inc. pursuant to a Registration Statement on Form S-1 No. 333-3366 originally filed on April 11, 1996, the principal sum of Six Hundred Sixty Six Thousand Two Hundred and Four Dollars ($666,204) together with interest from the date hereof on the principal sum hereof at a rate of ten percent (10%) per annum. Interest shall be based on a 360-day year and paid for the actual number of days elapsed.

     This Note shall become immediately due and payable, without notice or demand, upon the death or the filing of any proceedings under any bankruptcy or other law relating to the relief of debtors of, by, or against the undersigned.

     This Note replaces a promissory note dated May 23, 1996 for the principal amount of $664,936.60 payable by the undersigned to The Registry, Inc. (the "Original Note"), which Original Note was signed to evidence an existing obligation for the principal amount set forth therein, together with interest at the rate set forth therein, entered into by the undersigned and The Registry, Inc. prior to the date thereof, which obligation was not evidenced by a promissory note.

     The undersigned will pay to the holder of this Note upon demand all legal and other costs and expenses of every kind, including reasonable attorneys' fees and disbursements, relating to the collection and/or enforcement of this Note or of any rights hereunder.

     The undersigned hereby waives presentment, demand, notice of protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     This Note shall be deemed a contract under seal and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.



                                              /s/ G. Drew Conway
                                              ---------------------------------
                                              G. Drew Conway